Execution Version

Exhibit 10.1

NINTH AMENDMENT TO CREDIT AGREEMENT
AND FIRST AMENDMENT TO GUARANTEE AND COLLATERAL AGREEMENT

THIS NINTH AMENDMENT TO CREDIT AGREEMENT AND FIRST AMENDMENT TO GUARANTEE AND COLLATERAL AGREEMENT, dated as of December 14, 2022 (this “Amendment”), is made by and among Starry, Inc., a Delaware corporation (the “Company” or “Borrower Representative”), the other Borrowers, the Initial Tranche D Lenders (as defined below), the Delayed Draw Tranche D Lenders (as defined below), the other lenders listed on the signature pages hereto and ARROWMARK AGENCY SERVICES LLC, a Delaware limited liability company, in its capacity as Administrative Agent. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Amended Credit Agreement (as defined below).

STATEMENT OF PURPOSE:

WHEREAS, the Company, each Subsidiary of the Company listed as a “Borrower” on the signature pages thereto, the Administrative Agent and the financial institutions listed on the signature pages thereto as Lenders (the “Lenders”) are party to that certain Amended and Restated Credit Agreement, dated as of December 13, 2019 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the Ninth Amendment Effective Date (as defined below), the “Credit Agreement”);

WHEREAS, the Company, each Subsidiary of the Company listed as a “Grantor” on the signature pages thereto and the Administrative Agent are party to that certain Guarantee and Collateral Agreement, dated as of February 14, 2019 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the Ninth Amendment Effective Date, the “Collateral Agreement”);

WHEREAS, the Borrower Representative has informed the Administrative Agent that Events of Default have occurred and are continuing under Sections 5.01(b), (c) and (d), 5.15 and 7.01(d) of the Credit Agreement (the “Specified Events of Default”);

WHEREAS, the Borrower Representative has requested that the Initial Tranche D Lenders extend additional term loans to the Borrowers on the Ninth Amendment Effective Date in an aggregate principal amount of $6,200,000 and the Delayed Draw Tranche D Lenders extend additional term loans to the Borrowers on or after December 14, 2022 and prior to the Delayed Draw Tranche D Commitment Termination Date (as defined in the Amended Credit Agreement (as defined below)) in an aggregate principal amount of $5,000,000, on the terms set forth herein;

WHEREAS, (x) certain Lenders listed on the signature pages hereto (in such capacity, each an “Initial Tranche D Lender” and collectively the “Initial Tranche D Lenders”) have agreed to provide the Initial Tranche D Commitments and to make the Initial Tranche D Loans

US-DOCS\137769361.4

IF "" = "1" "Error! Unknown document property name." ""

on the terms set forth herein and (y) certain Lenders listed on the signature pages hereto (in such capacity, each a “Delayed Draw Tranche D Lender” and collectively the “Delayed Draw Tranche D Lenders”) have agreed to provide the Delayed Draw Tranche D Commitments and to make the Delayed Draw Tranche D Loans on the terms set forth herein (collectively, the “Tranche D Transactions”);

WHEREAS, the Borrower Representative, on behalf of itself and the other Borrowers, has requested that the Administrative Agent and the Lenders (determined immediately prior to giving effect to the Tranche D Transactions) waive the Specified Events of Default and amend certain provisions of the Credit Agreement and the Collateral Agreement, respectively;

WHEREAS, pursuant to Section 9.02 thereof, (i) the Specified Events of Default may be amended with the consent of the Borrower Representative, on behalf of itself and the other Borrowers, the Required Lenders and the Administrative Agent and (ii) the Credit Agreement may be amended with the consent of the Borrower Representative, on behalf of itself and the other Borrowers, each of the Lenders and the Administrative Agent; and

WHEREAS, pursuant to Section 7.02(b) thereof, the Collateral Agreement may be amended with the consent of the Administrative Agent and the Loan Parties with respect to which such waiver, amendment or modification is to apply;

WHEREAS, the Administrative Agent, the Initial Tranche D Lenders, the Delayed Draw Tranche D Lenders and the other Lenders party hereto, who collectively constitute all of the Lenders as of the date hereof immediately prior to giving effect to the Tranche D Transactions, are willing to waive the Specified Events of Default and amend certain provisions of the Credit Agreement and the Collateral Agreement, respectively, in accordance with the terms and provisions of this Amendment.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

1.
Limited Waiver. Subject to the satisfaction of the conditions precedent set forth in Section 8 hereof, and in reliance on the representations and warranties set forth in Section 7 below, and notwithstanding anything to the contrary contained in the Credit Agreement or any other Loan Document, the Administrative Agent and the Lenders party hereto (determined immediately prior to giving effect to the Tranche D Transactions), constituting the Required Lenders as of the date hereof, hereby waive the Specified Events of Default. The foregoing waiver is limited precisely as written and, except as expressly set forth herein, shall not be deemed or otherwise construed to constitute a waiver of any Default or Event of Default now existing or hereafter arising, shall not be deemed to constitute a variation from the terms of any provision of the Credit Agreement or any other Loan Document, and shall not prejudice the exercise of any right, power or remedy which the Administrative Agent or any Lender may now have or may have in the future under or in connection with the Credit Agreement or any other Loan Document (after giving effect to this Amendment), all of which rights, powers and remedies are hereby expressly reserved by the Administrative Agent and the Lenders.

2.
Initial Tranche D Loans. Subject to the satisfaction of the conditions set forth in Section 8 hereof, on and as of the Ninth Amendment Effective Date:
(a)
The Borrower Representative hereby requests the Initial Tranche D Loans from the Initial Tranche D Lenders, to be made on the Ninth Amendment Effective Date. On the Ninth Amendment Effective Date, subject to the terms and conditions set forth herein, the Initial Tranche D Lenders will lend to the Borrowers, and the Borrowers will borrow from the Initial Tranche D Lenders, the full amount of the Initial Tranche D Loans.
(b)
Each Initial Tranche D Lender agrees that (i) it has, as contemplated by this Amendment and the Amended Credit Agreement, an Initial Tranche D Commitment in an amount equal to the amount set forth opposite such Initial Tranche D Lender’s name under the heading “Initial Tranche D Commitments” on Schedule 1 hereto, (ii) effective on and at all times after the Ninth Amendment Effective Date, in addition to any obligations of such Lender in respect of Loans or Commitments of such Lender outstanding prior to the Ninth Amendment Effective Date, such Initial Tranche D Lender will be bound by all obligations of a Lender under the Amended Credit Agreement in respect of its Initial Tranche D Commitment and (iii) on the Ninth Amendment Effective Date, such Initial Tranche D Lender will fund the Initial Tranche D Loans in the amount set forth opposite such Initial Tranche D Lender’s name under the heading “Initial Tranche D Commitments” on Schedule 1 hereto.
(c)
Each Initial Tranche D Lender hereby agrees that it shall be deemed to be, and shall become, an “Initial Tranche D Lender,” a “Tranche D Lender,” a “Term Lender” and a “Lender” for all purposes of, and subject to all the obligations of an “Initial Tranche D Lender,” a “Tranche D Lender,” a “Term Lender” and a “Lender” under, the Amended Credit Agreement and the other Loan Documents.
(d)
The Borrowers and the Administrative Agent hereby agree that from and after the Ninth Amendment Effective Date, each Initial Tranche D Lender shall be deemed to be, and shall become, an “Initial Tranche D Lender,” a “Tranche D Lender,” a “Term Lender” and a “Lender” for all purposes of, and with all the rights and remedies of an “Initial Tranche D Lender,” a “Tranche D Lender,” a “Term Lender” and a “Lender” under, the Amended Credit Agreement and the other Loan Documents.
(e)
The Initial Tranche D Loans will constitute a new class of Term Loans and will be deemed to be “Term Loans” as defined in the Amended Credit Agreement for all purposes of the Amended Credit Agreement and the other Loan Documents having terms and provisions identical to those applicable to all Term Loans outstanding on the date hereof immediately prior to the Ninth Amendment Effective Date (the “Existing Term Loans”) except as otherwise provided in this Amendment and the Amended Credit Agreement. The Initial Tranche D Loans shall be treated as a different class from the Existing Term Loans under the Credit Agreement.
3.
Delayed Draw Tranche D Loans. Subject to the satisfaction of the conditions set forth in Section 8 hereof, on and as of the Ninth Amendment Effective Date:
(a)
The Borrower Representative hereby requests the Delayed Draw Tranche D Commitments from the Delayed Draw Tranche D Lenders, to be effective on the Ninth

Amendment Effective Date. On the Ninth Amendment Effective Date, and subject to the terms and conditions set forth herein, the Delayed Draw Tranche D Lenders will make available to the Borrowers the full amount of the Delayed Draw Tranche D Commitments.
(b)
Each Delayed Draw Tranche D Lender agrees that (i) it shall have, as contemplated by this Amendment and the Amended Credit Agreement, a Delayed Draw Tranche D Commitment in an amount equal to the amount set forth opposite such Delayed Draw Tranche D Lender’s name under the heading “Delayed Draw Tranche D Commitments” on Schedule 1 hereto, (ii) effective on and at all times after the Ninth Amendment Effective Date, in addition to any obligations of such Lender in respect of Loans or Commitments of such Lender outstanding prior to the Ninth Amendment Effective Date, such Delayed Draw Tranche D Lender will be bound by all obligations of a Lender under the Amended Credit Agreement in respect of its Delayed Draw Tranche D Commitment and (iii) on the Ninth Amendment Effective Date, such Delayed Draw Tranche D Lender will provide the Delayed Draw Tranche D Commitments in the amount set forth opposite such Delayed Draw Tranche D Lender’s name under the heading “Delayed Draw Tranche D Commitments” on Schedule 1 hereto.
(c)
Each Delayed Draw Tranche D Lender party hereto hereby agrees that it shall be deemed to be, and shall become, a “Delayed Draw Tranche D Lender,” a “Tranche D Lender,” a “Term Lender” and a “Lender” for all purposes of, and subject to all the obligations of a “Delayed Draw Tranche D Lender,” a “Tranche D Lender,” a “Term Lender” and a “Lender” under, the Amended Credit Agreement and the other Loan Documents.
(d)
The Borrowers and the Administrative Agent hereby agree that from and after the Ninth Amendment Effective Date, each Delayed Draw Tranche D Lender shall be deemed to be, and shall become, a “Delayed Draw Tranche D Lender,” a “Tranche D Lender,” a “Term Lender” and a “Lender” for all purposes of, and with all the rights and remedies of a “Delayed Draw Tranche D Lender,” a “Tranche D Lender,” a “Term Lender” and a “Lender” under, the Amended Credit Agreement and the other Loan Documents.
(e)
The Delayed Draw Tranche D Loans will be deemed to be “Term Loans” as defined in the Amended Credit Agreement for all purposes of the Amended Credit Agreement and the other Loan Documents having terms and provisions identical to those applicable to all Existing Term Loans and Initial Tranche D Loans except as otherwise provided in this Amendment and the Amended Credit Agreement. The Delayed Draw Tranche D Loans shall be treated as a different class from the Existing Term Loans under the Credit Agreement but shall be treated as part of a single class of Term Loans with the Initial Tranche D Loans.
4.
Acknowledgments. Each Initial Tranche D Lender and each Delayed Draw Tranche D Lender, by delivering its signature page to this Amendment on the Ninth Amendment Effective Date, (i) confirms that it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 5.01(a) or (b) thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Amendment and to make the Initial Tranche D Loans and provide its Delayed Draw Tranche D Commitment; (ii) confirms that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Amendment and to make the Initial Tranche D Loans and provide its Delayed Draw Tranche D Commitment; (iii) irrevocably appoints ArrowMark Agency Services LLC to act on its behalf as the Administrative Agent under the Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Amended Credit Agreement are required to be performed by it as a Lender.
5.
Amendments to Credit Agreement.
(a)
Effective as of the Ninth Amendment Effective Date, the Credit Agreement is hereby amended to delete all stricken text (indicated textually in the same manner as the following example: ~~strike-through text~~) and to add all double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the conformed Credit Agreement attached hereto as Exhibit A (the Credit Agreement as amended by this Amendment, the “Amended Credit Agreement”).
(b)
Schedule 2.01 of the Credit Agreement is hereby amended by adding thereto the Initial Tranche D Commitments of the Initial Tranche D Lenders and the Delayed Draw Tranche D Commitments of the Delayed Draw Tranche D Lenders, in each case, as set forth on Schedule 1 hereto.
6.
Amendment to Collateral Agreement. Section 5.02 of the Collateral Agreement is hereby amended and restated in its entirety as follows:

“SECTION 5.02. Application of Proceeds. The Administrative Agent shall apply the proceeds of any collection, sale, foreclosure or other realization upon any Collateral, including any Collateral consisting of cash, as follows:

FIRST, to the payment of all costs, expenses, indemnities and other obligations (other than principal and interest) incurred by the Administrative Agent in connection with such collection, sale, foreclosure or realization or otherwise in connection with this Agreement, any other Loan Document or any of the Secured Obligations, including all court costs and the fees and expenses of its agents, advisors (including financial advisors) and legal counsel, the repayment of all advances made by the Administrative Agent hereunder or under any other Loan Document on behalf of any Grantor and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Loan Document;

SECOND, to the payment of all costs, expenses, indemnities and other obligations (other than principal and interest) incurred by the Secured Parties and payable or reimbursable by the Grantors in connection with this Agreement, any other Loan Document or any of the Secured Obligations (the amounts so applied to be distributed among the Secured Parties pro rata in accordance with the amounts of such costs, expenses indemnities and other obligations (other than principal and interest) incurred by them as of the date of any such distribution);

THIRD, to the payment of accrued and unpaid interest on the Initial Tranche D Loans, the Delayed Draw Tranche D Loans and, if any, Tranche D Incremental Loans (the amounts so applied to be distributed among the Secured Parties pro rata in accordance with the amount of such interest owed to them on the date of any such distribution) (for the avoidance of doubt, excluding the payment of the Initial Facility Fee (as defined in the Ninth Amendment Fee Letter) and the Delayed Draw Facility Fee (as defined in the Ninth Amendment Fee Letter));

FOURTH, to the payment of the outstanding principal balance on the Initial Tranche D Loans, the Delayed Draw Tranche D Loans and, if any, Tranche D Incremental Loans (the amounts so applied to be distributed among the Secured Parties pro rata in accordance with the amount of such principal owed to them on the date of any such distribution) (for the avoidance of doubt, excluding the payment of the Initial Facility Fee (as defined in the Ninth Amendment Fee Letter) and the Delayed Draw Facility Fee (as defined in the Ninth Amendment Fee Letter));

FIFTH, to the payment in full of all remaining Secured Obligations (the amounts so applied to be distributed among the Secured Parties pro rata in accordance with the amounts of such remaining Secured Obligations owed to them on the date of any such distribution) (for the avoidance of doubt, including the payment of the Initial Facility Fee (as defined in the Ninth Amendment Fee Letter) and the Delayed Draw Facility Fee (as defined in the Ninth Amendment Fee Letter)); and

SIXTH, to the Grantors, their successors or assigns, or as a court of competent jurisdiction may otherwise direct.

The Administrative Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of Collateral by the Administrative Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Administrative Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Administrative Agent or such officer or be answerable in any way for the misapplication thereof. The Grantors shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all Secured Obligations, including any attorneys’ fees and other expenses incurred by Administrative Agent or any Lender to collect such deficiency. Notwithstanding the foregoing, the proceeds of any collection, sale, foreclosure or realization upon any Collateral of any Grantor, including any collateral consisting of cash, shall not be applied to any Excluded Swap Obligation of such Grantor and shall instead be applied to other secured obligations.”

7.
Representations and Warranties of the Borrowers. The Borrower Representative and each other Borrower hereby represents and warrants to the Administrative Agent, the Lenders as of the date hereof (determined immediately prior to giving effect to the Tranche D

Transactions), the Initial Tranche D Lenders and the Delayed Draw Tranche D Lenders as follows:
(a)
Each Borrower is duly authorized to execute and deliver this Amendment and to perform its obligations hereunder;
(b)
The execution, delivery and performance by each Borrower of this Amendment and the consummation of the transactions contemplated hereby is within such Borrower’s corporate or other organizational power and have been duly authorized by all necessary corporate or other organizational action (including by the Governing Board) and, if required, action of the Equity Interest owners, of such Borrower. This Amendment has been duly executed and delivered by each Borrower and constitutes a legal, valid and binding obligation of each Borrower, enforceable against each Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and to general principles of equity, regardless of whether considered in a proceeding in equity or at law;
(c)
The execution, delivery and performance by each Borrower of this Amendment and the consummation of the transactions contemplated hereby (i) do not require any Governmental Approvals except such as have been obtained or made and are in full force and effect, (ii) will not violate any applicable law, including any order of any Governmental Authority, in any material respect, except to the extent any such violations, individually and in the aggregate, would not reasonably be expected to result in a Material Adverse Effect, (iii) will not violate the Organizational Documents of a Loan Party or any of its Subsidiaries and (iv) will not violate or result (alone or with notice or lapse of time, or both) in a default under any indenture or other agreement or instrument binding upon a Loan Party or any of its Subsidiaries or any of their assets, or give rise to a right thereunder to require any payment, repurchase or redemption to be made by a Loan Party or any of its Subsidiaries, or give rise to a right of, or result in, any termination, cancellation, acceleration or right of renegotiation of any obligation thereunder, in each case except to the extent that the foregoing, individually and in the aggregate, would not reasonably be expected to result in a Material Adverse Effect;
(d)
The representations and warranties of the Borrowers contained in the Amended Credit Agreement, other than the representations set forth in Section 3.04(c) and Section 3.13 of the Amended Credit Agreement, the Collateral Agreement and in each other Loan Document qualified by materiality are true and correct, and those not so qualified are true and correct in all material respects as of the date hereof and after giving effect to this Amendment, in each case, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties are true and correct (or true and correct in all material respects, as applicable) as of such earlier date);
(e)
Except as disclosed by the Company to the Lenders or any of their Related Parties in writing prior to the date hereof, since September 30, 2022, there has been no event or condition that has resulted, or would reasonably be expected to result, in a Material Adverse Effect; and
(f)
No Default or Event of Default exists (other than the Specified Events of Default) or would result immediately after giving effect to this Amendment (including consummation of the Tranche D Transactions).
8.
Conditions Precedent to Effectiveness. This Amendment, and the obligation of the Initial Tranche D Lenders to fund the Initial Tranche D Loans and the obligation of the Delayed Draw Tranche D Lenders to make available the Delayed Draw Tranche D Commitments, in each case, shall become effective on the first date (the “Ninth Amendment Effective Date”) when each of the following conditions precedent have been satisfied:
(a)
The Borrowers, the Initial Tranche D Lenders, the Delayed Draw Tranche D Lenders and each of the Lenders as of the date hereof (determined immediately prior to giving effect to the Tranche D Transactions) shall have executed and delivered to the Administrative Agent this Amendment;
(b)
The Borrower Representative and the other Borrowers party thereto shall have executed and delivered, or caused to be executed and delivered, to the Administrative Agent a Trademark Security Agreement, a Patent Security Agreement and such other documents as the Administrative Agent may request;
(c)
No Default shall have occurred and be continuing under the Credit Agreement immediately prior to giving effect to this Amendment (other than the Specified Events of Default) and no Default shall have occurred and be continuing immediately after giving effect to this Amendment (including consummation of the Tranche D Transactions);
(d)
The Administrative Agent shall have received from each Loan Party a counterpart of the Reaffirmation of Guarantee and Collateral Agreement and the other Loan Documents signed on behalf of such party;
(e)
The Administrative Agent shall have received from the Borrowers any notes required pursuant to Section 2.06(c) of the Credit Agreement signed on behalf of such party;
(f)
The Administrative Agent shall have received such documents and certificates as the Administrative Agent may reasonably request relating to the organization, existence and good standing of each Loan Party, the authorization of the Tranche D Transactions and this Amendment and any other legal matters relating to the Loan Parties, the Loan Documents or the Tranche D Transactions and this Amendment, all in form and substance reasonably satisfactory to the Administrative Agent;
(g)
The Borrower Representative shall have executed and delivered that certain Ninth Amendment Fee Letter, in form and substance reasonably satisfactory to the Administrative Agent, to the Administrative Agent;

(h)
The Lenders (including, for the avoidance of doubt, the Initial Tranche D Lenders and the Delayed Draw Tranche D Lenders) and the Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Ninth Amendment Effective Date pursuant to the Credit Agreement, this Amendment and/or the Ninth Amendment Fee Letter, including, to the extent invoiced, payment or reimbursement of all fees and expenses (including reasonable fees, charges and disbursements of each Lender’s counsel and the Administrative Agent’s counsel, as set forth in an invoice delivered to the Company at least one (1) Business Day prior to the Ninth Amendment Effective Date) required to be paid or reimbursed by any Loan Party under any Loan Document or Section 14 hereof;
(i)
The Administrative Agent shall have received a written opinion (addressed to the Administrative Agent and the Lenders and dated the Ninth Amendment Effective Date) of Latham & Watkins LLP, counsel for the Loan Parties, in form and substance reasonably satisfactory to the Administrative Agent;
(j)
The Lenders (including, for the avoidance of doubt, the Initial Tranche D Lenders and the Delayed Draw Tranche D Lenders) and the Administrative Agent shall have received all documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act and the Beneficial Ownership Regulation, including, without limitation, a duly executed IRS Form W-9 (or such other applicable IRS form) of the Borrowers, in each case to the extent requested in writing at least seven (7) days prior to the Ninth Amendment Effective Date;
(k)
The Administrative Agent shall have received a certificate, dated the Ninth Amendment Effective Date and signed by a Responsible Officer of the Loan Parties, confirming (x) that the Collateral and Guarantee Requirement has been satisfied and (y) compliance with the conditions set forth in paragraphs (a) and (b) of Section 4.03 of the Credit Agreement;
(l)
Each FCC License held by the Loan Parties and their Subsidiaries shall be in full force and effect; and
(m)
The representations and warranties set forth in Section 7 shall be true and correct.
9.
Reference to and Effect Upon the Credit Agreement.
(a)
Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to establish a precedent for purposes of interpreting the provisions of the Credit Agreement or entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply to and be effective only with respect to the provisions of the Credit Agreement and the other Loan Documents specifically referred to herein.
(b)
On and after the Ninth Amendment Effective Date, each reference in the Amended Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Amended Credit Agreement.
(c)
This Amendment shall be deemed a Loan Document for all purposes under the Amended Credit Agreement and the other Loan Documents.
10.
[Reserved.]
11.
RELEASE. BY EXECUTION OF THIS AMENDMENT, EACH LOAN PARTY ACKNOWLEDGES AND CONFIRMS THAT SUCH LOAN PARTY DOES NOT HAVE ANY OFFSETS, DEFENSES (OTHER THAN FOR PAYMENT ACTUALLY MADE), CLAIMS OR COUNTERCLAIMS AGAINST ADMINISTRATIVE AGENT OR ANY LENDER, OR ANY OF THEIR SUBSIDIARIES, AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, ATTORNEYS, PREDECESSORS, SUCCESSORS OR ASSIGNS WHETHER ASSERTED OR UNASSERTED. EACH LOAN PARTY AND ITS SUCCESSORS, ASSIGNS, PARENTS, SUBSIDIARIES, AFFILIATES, PREDECESSORS, EMPLOYEES, AGENTS, HEIRS AND EXECUTORS, AS APPLICABLE (COLLECTIVELY, “RELEASING PARTIES”), JOINTLY AND SEVERALLY, RELEASE AND FOREVER DISCHARGE ADMINISTRATIVE AGENT, EACH LENDER AND THEIR RESPECTIVE SUBSIDIARIES, AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, ATTORNEYS, SUCCESSORS AND ASSIGNS, FROM ANY AND ALL MANNER OF ACTION AND ACTIONS, CAUSE AND CAUSES OF ACTION, SUITS, DEBTS, CONTROVERSIES, DAMAGES, JUDGMENTS, EXECUTIONS, CLAIMS, COUNTERCLAIMS AND DEMANDS (“CLAIMS”) WHATSOEVER, ASSERTED OR UNASSERTED, IN LAW OR IN EQUITY WHICH THE RELEASING PARTIES EVER HAD OR NOW HAVE UPON OR BY REASON OF ANY MANNER, CAUSE, CAUSES OR THING WHATSOEVER, INCLUDING, WITHOUT LIMITATION, ANY PRESENTLY EXISTING CLAIMS WHETHER OR NOT PRESENTLY SUSPECTED, CONTEMPLATED OR ANTICIPATED, IN EACH CASE ARISING UNDER THE LOAN DOCUMENTS AND BASED IN WHOLE OR IN PART ON FACTS THAT ARE EXISTING ON OR BEFORE THE NINTH AMENDMENT EFFECTIVE DATE; PROVIDED, THAT, WITH RESPECT TO ANY RELEASING PARTIES, THE FOREGOING RELEASE SHALL NOT APPLY TO (W) ANY CLAIMS ARISING AS A RESULT OF NONCOMPLIANCE WITH, OR OTHER MATERIAL BREACH BY, SUCH RELEASEE OF THIS AMENDMENT, (X) ANY CLAIMS RESULTING FROM SUCH RELEASEE’S GROSS NEGLIGENCE, WILLFUL MISCONDUCT OR BAD FAITH, (Y) ANY CLAIMS REGARDING OBLIGATIONS OF SUCH RELEASEE UNDER THIS AMENDMENT

OR (Z) ANY CLAIMS ARISING FROM DISPUTES ARISING SOLELY AMONG THE RELEASEES THAT DO NOT INVOLVE ANY ACT OR OMISSION BY ANY RELEASING PARTY OR ITS AFFILIATES. THE PROVISIONS OF THIS SECTION 11 SHALL SURVIVE THE TERMINATION OF THIS AMENDMENT, THE AMENDED CREDIT AGREEMENT, THE COLLATERAL AGREEMENT AND THE OTHER LOAN DOCUMENTS AND THE PAYMENT IN FULL OF THE OBLIGATIONS. EACH LOAN PARTY WAIVES THE BENEFITS OF ANY LAW, WHICH MAY PROVIDE IN SUBSTANCE: “A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN ITS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY IT MUST HAVE MATERIALLY AFFECTED ITS SETTLEMENT WITH THE DEBTOR.” EACH LOAN PARTY UNDERSTANDS THAT THE FACTS WHICH SUCH LOAN PARTY BELIEVES TO BE TRUE AT THE TIME OF MAKING THE RELEASE PROVIDED FOR HEREIN MAY LATER TURN OUT TO BE DIFFERENT THAN SUCH LOAN PARTY NOW BELIEVES, AND THAT INFORMATION WHICH IS NOT NOW KNOWN OR SUSPECTED MAY LATER BE DISCOVERED. EACH LOAN PARTY ACCEPTS THIS POSSIBILITY, AND EACH OF THEM ASSUMES THE RISK OF THE FACTS TURNING OUT TO BE DIFFERENT AND NEW INFORMATION BEING DISCOVERED; AND EACH LOAN PARTY FURTHER AGREES THAT THE RELEASE PROVIDED FOR HEREIN SHALL IN ALL RESPECTS CONTINUE TO BE EFFECTIVE AND NOT SUBJECT TO TERMINATION OR RESCISSION BECAUSE OF ANY DIFFERENCE IN SUCH FACTS OR ANY NEW INFORMATION.
12.
No Other Modification. Except as expressly stated in Section 1 hereof, nothing contained herein constitutes a waiver of compliance with any term or condition contained in the Credit Agreement, the Collateral Agreement or any of the other Loan Documents, or constitutes a course of conduct or dealing among the parties hereto. Except as expressly stated herein, the Administrative Agent and Lenders reserve all rights, privileges and remedies under the Loan Documents.
13.
Signatures; Counterparts; Integration. This Amendment may be executed and delivered by facsimile, portable document format (.pdf) or any electronic signature complying with the U.S. federal ESIGN Act of 2000 (including DocuSign), and in multiple counterparts, each of which will be deemed an original, but all of which together will constitute one and the same contract. This Amendment and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof (but do not supersede any provisions of any separate agreements that do not by the terms thereof terminate upon the effectiveness of this Amendment, all of which provisions shall remain in full force and effect). In the event of any conflict or inconsistency between the provisions of this Amendment and those of any other Loan Document, the provisions of this Amendment shall control; provided further that the inclusion of supplemental rights or remedies in favor of the Administrative Agent or the Lenders in any other Loan Document shall not be deemed a conflict or inconsistency with this Amendment.
14.
Expenses. The Borrowers agree to reimburse the Lenders (including, for the avoidance of doubt, the Initial Tranche D Lenders and the Delayed Draw Tranche D Lenders) and the Administrative Agent for their reasonable and documented out-of-pocket expenses incurred by them in connection with this Amendment, including the reasonable and documented fees, charges and disbursements of Cahill Gordon & Reindel LLP, counsel for certain Lenders, and Sheppard Mullin LLP, counsel for the Administrative Agent, as and when required by Section 9.03 of the Credit Agreement.
15.
Successors and Assigns. This Amendment shall be binding on, and shall inure to the benefit of, the successors and permitted assigns of the parties hereto.
16.
GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF PROCESS; WAIVER OF JURY TRIAL. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. The jurisdiction, consent to service of process and waiver of jury trial provisions set forth in Sections 9.09 and 9.10 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.
17.
Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
18.
Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.
19.
Further Assurances. Each of the parties shall execute such documents and perform such further acts (including, without limitation, obtaining any consents, exemptions, authorizations, or other actions by, or giving any notices to, or making any filings with, any Governmental Authority or any other Person) as may be reasonably required or desirable to carry out or to perform the provisions of this Amendment.

[Signature Pages Follow]

Execution Version

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

STARRY, INC., as the Borrower Representative

/s/ Chaitanya Kanojia __
By: Chaitanya Kanojia

Title: President

STARRY SPECTRUM HOLDINGS LLC, as a Borrower

By: Starry, Inc. its Sole Member

/s/ Chaitanya Kanojia __
By: Chaitanya Kanojia

Title: President

Starry (MA), Inc., as a Borrower

/s/ Chaitanya Kanojia __
By: Chaitanya Kanojia

Title: President

STARRY SPECTRUM LLC, as a Borrower

By: Starry, Inc., its Sole Member

/s/ Chaitanya Kanojia __
By: Chaitanya Kanojia

Title: President

[Starry – Signature Page to Ninth Amendment]

TESTCO LLC, as a Borrower

By Starry, Inc., its Sole Member

/s/ Chaitanya Kanojia __
By: Chaitanya Kanojia

Title: President

WIDMO HOLDINGS LLC, as a Borrower

By Starry, Inc., its Sole Member

/s/ Chaitanya Kanojia __
By: Chaitanya Kanojia

Title: President

VIBRANT COMPOSITES INC., as a Borrower

/s/ William Lundregan _____
By: William Lundregan

Title: President

STARRY INSTALLATION CORP., as a Borrower

/s/ William Lundregan _____
By: William Lundregan

Title: President

[Starry – Signature Page to Ninth Amendment]

Execution Version

ARROWMARK AGENCY SERVICES LLC, as the Administrative Agent

/s/ Blake Rice
By: Blake Rice

Title: Authorized Signatory

[Starry – Signature Page to Ninth Amendment]

Execution Version

“Lenders”

ARROWMARK FUNDAMENTAL OPPORTUNITY FUND, L.P.

By: its General Partner,

ArrowMark GP, LLC

/s/ Blake Rice _____
By: Blake Rice

Title: Authorized Signatory

ARROWMARK INCOME OPPORTUNITY FUND, LP

By: its General Partner,

ArrowMark Partners GP3, LLC

/s/ Blake Rice _____
By: Blake Rice

Title: Authorized Signatory

ARROWMARK INCOME OPPORTUNITY FUND QP, LP

By: its General Partner,

ArrowMark Partners GP5, LLC

/s/ Blake Rice _____
By: Blake Rice

Title: Authorized Signatory

IRON HORSE INVESTMENTS LLC

By: its Investment Advisor,

ArrowMark Colorado Holdings LLC

/s/ Blake Rice _____
By: Blake Rice

Title: Authorized Signatory

[Starry – Signature Page to Ninth Amendment]

ARROWMARK SPECIALTY FINANCE LLC

By: its Managing Member,

ArrowMark Specialty Finance MM LLC

/s/ Blake Rice _____
By: Blake Rice

Title: Authorized Signatory

ARROWMARK EQUITY OPPORTUNITY FUND

By: its Investment Advisor,

ArrowMark Colorado Holdings LLC

/s/ Blake Rice _____
By: Blake Rice

Title: Authorized Signatory

CF ASCENT, LLC

By: its Investment Advisor,

ArrowMark Colorado Holdings LLC

/s/ Blake Rice _____
By: Blake Rice

Title: Authorized Signatory

CHARLES URSCHEL TRUST

By: its Investment Advisor,

ArrowMark Colorado Holdings LLC

/s/ Blake Rice _____
By: Blake Rice

Title: Authorized Signatory

[Starry – Signature Page to Ninth Amendment]

CORKINS FAMILY FOUNDATION

By: its Investment Advisor,

ArrowMark Colorado Holdings LLC

/s/ Blake Rice _____
By: Blake Rice

Title: Authorized Signatory

INTREPID PRODUCTION CORPORATION

By: its Investment Advisor,

ArrowMark Colorado Holdings LLC

/s/ Blake Rice _____
By: Blake Rice

Title: Authorized Signatory

KATHLEEN KAY CORKINS 2013 REVOCABLE TRUST

By: its Investment Advisor,

ArrowMark Colorado Holdings LLC

/s/ Blake Rice _____
By: Blake Rice

Title: Authorized Signatory

KATHLEEN KAY CORKINS 2014 IRREVOCABLE TRUST

By: its Investment Advisor,

ArrowMark Colorado Holdings LLC

/s/ Blake Rice _____
By: Blake Rice

Title: Authorized Signatory

[Starry – Signature Page to Ninth Amendment]

Execution Version

LARSEN FAMILY, L.P.

By: its Investment Advisor,

ArrowMark Colorado Holdings LLC

/s/ Blake Rice _____
By: Blake Rice

Title: Authorized Signatory

LOOKFAR INVESTMENTS, LLC

By: its Investment Advisor,

ArrowMark Colorado Holdings LLC

/s/ Blake Rice _____
By: Blake Rice

Title: Authorized Signatory

MICHAEL E. HERMAN REVOCABLE TRUST

By: its Investment Advisor,

ArrowMark Colorado Holdings LLC

/s/ Blake Rice _____
By: Blake Rice

Title: Authorized Signatory

THB IRON ROSE LLC

By: its Investment Advisor,

ArrowMark Colorado Holdings LLC

/s/ Blake Rice _____
By: Blake Rice

Title: Authorized Signatory

[Starry – Signature Page to Ninth Amendment]

THB IRON ROSE LLC – CAPITAL SOLUTIONS

By: its Investment Advisor,

ArrowMark Colorado Holdings LLC

/s/ Blake Rice _____
By: Blake Rice

Title: Authorized Signatory

1992 LARSEN GRANDCHILDREN’S TRUST

By: its Investment Advisor,

ArrowMark Colorado Holdings LLC

/s/ Blake Rice _____
By: Blake Rice

Title: Authorized Signatory

THE 2008 MIRANDA BAILEY IRREVOCABLE TRUST FBO MIRANDA BAILEY UTA DATED 12-08-2008

By: its Investment Advisor,

ArrowMark Colorado Holdings LLC

/s/ Blake Rice _____
By: Blake Rice

Title: Authorized Signatory

[Starry – Signature Page to Ninth Amendment]

THE 2008 RYAN TANNER BAILEY IRREVOCABLE TRUST FBO RYAN TANNER BAILEY UTA DATED 12-08-2008

By: its Investment Advisor,

ArrowMark Colorado Holdings LLC

/s/ Blake Rice _____
By: Blake Rice

Title: Authorized Signatory

THE MICHAEL STOPLER LIVING TRUST #2

By: its Investment Advisor,

ArrowMark Colorado Holdings LLC

/s/ Blake Rice _____
By: Blake Rice

Title: Authorized Signatory

THE STOPLER FAMILY TRUST, UAD 06/03/88

By: its Investment Advisor,

ArrowMark Colorado Holdings LLC

/s/ Blake Rice _____
By: Blake Rice

Title: Authorized Signatory

[Starry – Signature Page to Ninth Amendment]

BIRCH GROVE CREDIT STRATEGIES MASTER FUND LP

/s/ Todd A. Berry
By: Todd A. Berry

Title: Chief Operating Officer

AS BIRCH GROVE INVESTMENTS, LLC

/s/ Rodd D. Evonsky
By: Rodd D. Evonsky

Title: Chief Financial Officer

/s/ Todd A. Berry
By: Todd A. Berry

Title: Chief Operating Officer

SWISS CAPITAL BG OL PRIVATE DEBT FUND LP

/s/ Todd A. Berry
By: Todd A. Berry

Title: Chief Operating Officer

SWISS CAPITAL BG OL PRIVATE DEBT OFFSHORE SPC

/s/ Todd A. Berry
By: Todd A. Berry

Title: Chief Operating Officer

US-DOCS\137769361.4

IF "" = "1" "Error! Unknown document property name." "" CG&R Draft Current date: 12/09/2022 9:43 AM 68986901v7

BIRCH GROVE PRIVATE CREDIT OPPORTUNITIES MASTER FUND III LP

/s/ Todd A. Berry
By: Todd A. Berry

Title: Chief Operating Officer

SG-STARRY, LLC

By: Alder Companies, LLC (f/k/a Sturm Group, LLC), its Manager

/s/ Stephen F. Sturm
By: Stephen F. Sturm

Title: President & CEO

HUNT RE INVESTMENTS, LLC

By: Hunt ELP, Ltd., a Texas limited partnership, its sole Member

/s/ Ryan McCrory
By: Ryan McCrory

Title: Executive Vice President

CP ORION HOLDINGS LLC

By: Cloverlay Investment Management, LLC, its Manager

By: Cloverlay Partners Management Company, LLC, its Manager

/s/ Jeffrey Collins
By: Jeffrey Collins

Title: Managing Principal

US-DOCS\137769361.4

IF "" = "1" "Error! Unknown document property name." "" CG&R Draft Current date: 12/09/2022 9:43 AM 68986901v7